EXPENSES, ORGANIZATION AND OFFERING COSTS	Dec. 26, 2023
Expenses Organization And Offering Costs
EXPENSES, ORGANIZATION AND OFFERING COSTS

3. EXPENSES, ORGANIZATION AND OFFERING COSTS

Once operations commence, the Fund will pay the Sponsor a fee (the “Sponsor Fee”) in accordance with the Trust agreement and as set forth in the Prospectus. The Sponsor fee shall be included in the Prospectus prior to the commencement of trading of Shares on the listing exchange. The Sponsor Fee is calculated on a daily basis (accrued at 1/365 of the applicable percentage of the net asset value (the “NAV”) on that day) and paid on a monthly basis. The Sponsor Fee will accrue and be payable in U.S. dollars. The Fund’s only ordinary recurring expense is expected to be the Sponsor Fee. In exchange for the Sponsor’s Fee, the Sponsor has agreed to assume the marketing and the following administrative expenses of the Fund: the fees of the Trustee, the Fund Administrator, Fund Accountant, Transfer Agent, and Marketing Agent, the Custodians’ Fee, Exchange listing fees, SEC registration fees, printing and mailing costs, tax reporting fees, audit fees, license fees and ordinary legal fees and expenses. The Sponsor will pay the costs of the Fund’s organization and the initial sale of the Shares. There is no cap on the amount of these Sponsor paid expenses.

The Sponsor may, at its sole discretion and from time to time, waive all or a portion of the Sponsor Fee for stated periods of time.

The Fund may incur certain non-recurring expenses that are not assumed by the Sponsor, including but not limited to, taxes and governmental charges, any applicable brokerage commissions, financing charges or fees, Bitcoin network fees and similar transaction fees, expenses and costs of any extraordinary services performed by the Sponsor (or any other service provider) on behalf of the Fund to protect the Fund or the interests of Shareholders, any indemnification of the Cash Custodian, Coinbase Custody Trust Company LLC (“Bitcoin Custodian”), Fund Administrator or other agents, service providers or counterparties of the Fund and extraordinary legal fees and expenses, including any legal fees and expenses incurred in connection with litigation, regulatory enforcement or investigation matters  related to the Fund.

Because the Fund does not have any income, it will need to sell bitcoin to cover the Sponsor’s Fee and expenses not assumed by the Sponsor, if any. The Fund may also be subject to other liabilities (for example, as a result of litigation) that have also not been assumed by the Sponsor. The only source of funds to cover those liabilities will be sales of bitcoin held by the Fund. Even if there are no expenses other than those assumed by the Sponsor, and there are no other liabilities of the Fund, the Fund will still need to sell bitcoin to pay the Sponsors Fee. The result of these sales is a decrease in the amount of bitcoin represented by each Share.

To cover the Sponsor’s Fee and expenses not assumed by the Sponsor, the Sponsor or its delegate will cause the Fund (or its delegate) to convert bitcoin into U.S. dollars at the price available through Coinbase, Inc., which is an affiliate of the Bitcoin Custodian. The number of bitcoins represented by a Share will decline each time the Fund pays the Sponsor fee or any Fund expenses not assumed by the Sponsor by selling bitcoins. The Fund is responsible for paying any costs associated with the sale of bitcoin.